UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

SOURCE INTERLINK COMPANIES, INC.

(Exact name of registrant as specified in this charter)

Delaware	001-13437	20-2428299
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, including area code:  (239) 949-4450

Not applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                On October 15, 2007, Jason S. Flegel resigned as an executive officer of Source Interlink Companies, Inc. effective October 31, 2007 in order to pursue other career interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2007

SOURCE INTERLINK COMPANIES, INC.

By:	/s/ Marc Fierman
Marc Fierman
Executive Vice President and Chief Financial Officer